EXHIBIT 99


              WELLS FARGO MORTGAGE BACKED SECURITIES 2003-F TRUST

                             PRELIMINARY TERM SHEET

                          $[288,029,648] (APPROXIMATE)

                       Wells Fargo Asset Securities Corp.
                                     Seller

                Wells Fargo Bank Minnesota, National Association
                                Master Servicer

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

PRELIMINARY TERM SHEET DATE                             PREPARED: MAY [6], 2003


               WELLS FARGO MORTGAGE BACKED SECURITIES 2003-F TRUST

            $[288,029,648] (APPROXIMATE, SUBJECT TO +/- 5% VARIANCE)

                          PUBLICLY OFFERED CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS


      PRINCIPAL AMOUNT                             PMT WINDOW   INTEREST RATE                EXPECTED RATINGS
CLASS   (APPROX.) (1)       WAL (YRS)(2)            (MTHS) (2)    TYPE (3)     TRANCHE TYPE   [MOODY'S/S&P]
-----   -------------       ------------            ----------    --------     ------------   -------------
A        $280,828,000        2.94/3.24               1-91/1-360    Net WAC      Senior           [Aaa/AAA]

R                $100           N/A                     N/A        Net WAC      Senior/Residual  [Aaa/AAA]
B1         $4,032,000                                              Net WAC      Subordinate      [Aa2/AA]
B2         $1,296,000       Information Not Provided Hereby        Net WAC      Subordinate      [A2/A]

B3           $720,000                                              Net WAC      Subordinate      [Baa2/BBB]
B4           $432,000                                              Net WAC      Subordinate      [Ba2/BB]
B5           $288,000         Privately Offered Certificates       Net WAC      Subordinate      [B2/B]
B6           $433,548                                              Net WAC      Subordinate      [NR/NR]
-------------------------------------------------------------------------------------------------------------
TOTAL:   $288,029,648

   (1) The Certificates (as described herein) represent interests in a pool of 10/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 5%.

   (2) WAL and Payment Window for the Class A Certificates are shown to the Optional Call Date (as described herein) and maturity.

   (3) For  every   Distribution  Date,  the  interest  rate  for  the  Class  A
       Certificates will be equal to the Net WAC of the Mortgage Loans.



                                                                               2
                    [Graphic ommitted] RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Seller:                  Wells Fargo Asset Securities Corp. ("WFASC").

Master Servicer /
Custodian:               Wells Fargo Bank Minnesota, National Association
                         ("WFBM").

Sole Manager:            Greenwich Capital Markets, Inc.

Trustee:                 Wachovia Bank, National Association.

Rating Agencies:         [Moody's and S&P] will rate the Certificates, except
                         the Class B-6 Certificates. The Class B-6 Certificates
                         will not be rated. It is expected that the Certificates
                         will be assigned the credit ratings on page 2 of this
                         Preliminary Term Sheet.

Cut-off Date:            May 1, 2003.

Expected Pricing Date:   On or about May [ ], 2003.

Closing Date:             On or about May [29], 2003.

Distribution Date:       The  25th  of  each  month  (or  if  such  day is not a
                         business  day,  the  next  succeeding  busines  s day),
                         commencing in June 2003.

Certificates:            The "SENIOR CERTIFICATES" will consist of the Class A
                         (the "CLASS A CERTIFICATES") and Class R Certificate.
                         The Class B-1, Class B-2 and Class B-3 Certificates
                         will be referred to herein as the "SENIOR SUBORDINATE
                         CERTIFICATES" and the Class B-4, Class B-5, and Class
                         B-6 Certificates will be referred to herein as the
                         "JUNIOR SUBORDINATE CERTIFCATES," together with the
                         Senior Subordinate Certificates, the "SUBORDINATE
                         CERTIFICATES." The Senior Certificates and the
                         Subordinate Certificates are collectively referred to
                         herein as the "CERTIFICATES." The Senior Certificates
                         (the "OFFERED CERTIFICATES") are being offered
                         publicly.

Accrued Interest:        The  Offered  Certificates  will  settle  with  accrued
                         interest.  The  price to be paid by  investors  for the
                         Offered Certificates will include accrued interest from
                         the Cut-off Date up to, but not including,  the Closing
                         Date ([28] days).

Interest Accrual Period: The interest accrual period with respect to the Offered
                         Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:            The Offered Certificates will be made available in
                         book-entry form through DTC. It is anticipated that the
                         Offered Certificates will also be made available in
                         book-entry form through Clearstream, Luxembourg and the
                         Euroclear System.

Federal Tax Treatment:   It is anticipated that the Class A Certificates will be
                         treated as REMIC  regular  interests  for  federal  tax
                         income  purposes.  The  Class  R  Certificate  will  be
                         treated as a REMIC residual interest for tax purposes.




                    [Graphic ommitted] RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

ERISA Eligibility:       The Class A Certificates are expected to be ERISA
                         eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate will not be ERISA eligible.

SMMEA Treatment:         The Offered Certificates are expected to constitute
                         "mortgage related securities" for purposes of SMMEA.

Optional Termination:    The terms of the transaction allow for a termination of
                         the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "OPTIONAL CALL DATE").

Weighted Average
Roll                     Date: The Distribution Date in May 2013.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Mortgage Loans:          As of the Cut-off Date, the aggregate principal balance
                         of the mortgage loans described herein is approximately
                         $[288,029,648] (the "Mortgage Loans"). The Mortgage
                         Loans are nonconvertible, adjustable rate One-Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 120 months after the date of origination of each mortgage loan (" 10/1 ARM"). Each
                         Mortgage Loan has an original term to maturity ranging from 20 to 30 years. None of the Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for a specified period of time.
                         Each Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over their 20 or 30 year terms. The Mortgage Loans are secured by first liens on one-to four-family residential properties. See the attached preliminary collateral information.

                         ON THE CLOSING DATE, THE AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IS EXPECTED TO BE APPROXIMATELY $[288,029,648], SUBJECT TO AN INCREASE OR DECREASE OF UP TO 5%. IT IS EXPECTED THAT THE CHARACTERISTICS OF THE MORTGAGE LOANS ON THE CLOSING DATE WILL BE SUBSTANTIALLY SIMILAR TO THE CHARACTERISTICS OF THE MORTGAGE LOANS DESCRIBED HEREIN. THE INITIAL PRINCIPAL BALANCE OF ANY OF THE OFFERED CERTIFICATES ON THE CLOSING DATE IS SUBJECT TO A DECREASE OF UP TO 5% FROM AMOUNTS SHOWN ON THE FRONT COVER HEREOF.

Credit Enhancement:      Senior/subordinate, shifting interest structure. The
                         credit enhancement information shown below is subject to final rating agency approval.

                         Credit enhancement for the Senior Certificates will consist of the subordination of the Class B- 1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.50]% total subordination.



                    [Graphic ommitted] RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:       Until the first Distribution Date occurring after May
                         2008, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).
                         After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                         The prepayment percentages on the Subordinate Certificates are as follows:

                                                        Unscheduled Principal
                        Periods:                                Payments (%)
                        --------                        ---------------------
                        June 2003 - May 2008            0% Pro Rata Share
                        June 2008 - May 2009            30% Pro Rata Share
                        June 2009 - May 2010            40% Pro Rata Share
                        June 2010 - May 2011            60% Pro Rata Share
                        June 2011 - May 2012            80% Pro Rata Share
                        June 2012 and after             100% Pro Rata Share


                         Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement), unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in June 2006, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in June 2006, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                         Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:         Any realized losses, other than excess losses, on the
                         Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the Senior Certificates until each class principal balance has been reduced to zero.

                         Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.



                    [Graphic ommitted] RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Certificates Priority of
Distributions:           Available funds from the Mortgage Loans will be
                         distributed in the following order of priority:

                         1) Senior Certificates, accrued and unpaid interest, at
                            the related Certificate Interest Rate;

                         2) Class R Certificate, principal, until its balance is
                            reduced to zero;

                         3) Class A Certificates, principal allocable to such
                            Class;

                         4) Class B-1, Class B-2 and Class B-3 Certificates, in
                            sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                         5) Class B-4, Class B-5 and Class B-6 Certificates, in
                            sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                         6) Class R Certificate, any remaining amount.



                    [Graphic ommitted] RBS Greenwich Capital

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625- 6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, ple ase notify the sending party immediately by telephone and return the original to such party by mail.



                    [Graphic ommitted] RBS Greenwich Capital

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as an underwriter in connection with the proposed transaction.


           WELLS FARGO MORTGAGE BACKED SECURITES TRUST 2003-F CLASS A
                         PRICE-YIELD SENSITIVITY REPORT


Settlement                                                05/29/03
Class Balance                                             $280,828,000
Coupon                                                    4.964%
Accrued Date                                              05/01/03
Next Payment Date                                         06/25/03
Accrued Interest Days                                     28
Earlier of 10% Call or WAVG Roll Date                     Yes

----------------------------------------------------------------------------------------------------------------
FLAT PRICE     10% CPR         15% CPR       20% CPR         25% CPR        30% CPR       35% CPR      40% CPR
----------------------------------------------------------------------------------------------------------------
101-18         4.612           4.526         4.423           4.289          4.143         3.987        3.821
101-19         4.605           4.518         4.414           4.277          4.128         3.970        3.801
101-20         4.599           4.510         4.404           4.265          4.114         3.954        3.782
101-21         4.592           4.502         4.395           4.254          4.100         3.937        3.762
101-22         4.586           4.494         4.385           4.242          4.086         3.920        3.743
101-23         4.579           4.486         4.375           4.230          4.072         3.904        3.724
101-24         4.573           4.478         4.366           4.218          4.058         3.887        3.705
101-25         4.566           4.470         4.356           4.207          4.044         3.870        3.685
----------------------------------------------------------------------------------------------------------------
101-26         4.560           4.462         4.347           4.195          4.030         3.854        3.666
101-27         4.553           4.454         4.337           4.183          4.015         3.837        3.647
101-28         4.547           4.446         4.328           4.171          4.001         3.821        3.628
101-29         4.540           4.438         4.318           4.160          3.987         3.804        3.608
101-30         4.534           4.431         4.308           4.148          3.973         3.788        3.589
101-31         4.527           4.423         4.299           4.136          3.959         3.771        3.570
102-00         4.521           4.415         4.289           4.125          3.945         3.754        3.551
102-01         4.514           4.407         4.280           4.113          3.931         3.738        3.531
----------------------------------------------------------------------------------------------------------------
102-02         4.508           4.399         4.270           4.101          3.917         3.721        3.512
----------------------------------------------------------------------------------------------------------------
102-03         4.501           4.391         4.261           4.090          3.903         3.705        3.493
102-04         4.495           4.383         4.251           4.078          3.889         3.688        3.474
102-05         4.488           4.375         4.242           4.066          3.875         3.672        3.455
102-06         4.482           4.368         4.232           4.055          3.861         3.655        3.436
102-07         4.475           4.360         4.223           4.043          3.847         3.639        3.417
102-08         4.469           4.352         4.213           4.031          3.833         3.623        3.397
102-09         4.462           4.344         4.204           4.020          3.819         3.606        3.378
102-10         4.456           4.336         4.194           4.008          3.805         3.590        3.359
----------------------------------------------------------------------------------------------------------------
102-11         4.449           4.328         4.185           3.996          3.791         3.573        3.340
102-12         4.443           4.321         4.175           3.985          3.777         3.557        3.321
102-13         4.436           4.313         4.166           3.973          3.763         3.540        3.302
102-14         4.430           4.305         4.156           3.962          3.749         3.524        3.283
102-15         4.423           4.297         4.147           3.950          3.736         3.508        3.264
102-16         4.417           4.289         4.138           3.938          3.722         3.491        3.245
102-17         4.411           4.281         4.128           3.927          3.708         3.475        3.226
102-18         4.404           4.274         4.119           3.915          3.694         3.458        3.207
----------------------------------------------------------------------------------------------------------------
WAL (YR)       5.72            4.60          3.71            2.94           2.40          2.00         1.70
MDUR (YR)      4.70            3.87          3.20            2.61           2.18          1.85         1.59
FIRST PRIN PAY 06/25/03        06/25/03      06/25/03        06/25/03       06/25/03      06/25/03     06/25/03
LAST PRIN PAY  05/25/13        05/25/13      11/25/12        12/25/10       07/25/09      07/25/08     10/25/07
----------------------------------------------------------------------------------------------------------------


                "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price. Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.


            This information is furnished to you solely by Greenwich
                         Capital Markets, Inc. ("GCM")
             and not by the issuer of the securities or any of its
           affiliates or the guarantor. GCM is acting as underwriter
            and not as agent for the issuer or its affiliates or the
             guarantor in connection with the proposed transaction.


                          [RBS GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
   Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                     WELLS FARGO MORTGAGE BACKED SECURITIES
                                  2003-F TRUST
               20 THROUGH 30 YEAR 10/1 HYBRID ARM MORTGAGE LOANS
              PRELIMINARY COLLATERAL INFORMATION AS OF MAY 1, 2003

TOTAL CURRENT BALANCE:                    $288,029,647.69
NUMBER OF LOANS:                                   539
                                                                        MINIMUM              MAXIMUM

AVERAGE CURRENT BALANCE:                  $534,377.83               $160,000.00          $1,000,000.00
AVERAGE ORIGINAL BALANCE:                 $534,582.63               $160,000.00          $1,000,000.00

WEIGHTED AVERAGE LOAN RATE:                        5.349 %                4.375  %                6.125 %
WEIGHTED AVERAGE GROSS MARGIN:                     2.750 %                2.750  %                2.750 %
WEIGHTED AVERAGE MAXIMUM LOAN RATE:                10.349%                9.375  %               11.125 %
WEIGHTED AVERAGE PERIODIC RATE CAP:                2.000 %                2.000  %                2.000 %
WEIGHTED AVERAGE FIRST RATE CAP:                   5.000 %                5.000  %                5.000 %

WEIGHTED AVERAGE ORIGINAL LTV:                     61.75 %                18.62  %                80.00 %

WEIGHTED AVERAGE CREDIT SCORE:                     739                      553                     867

WEIGHTED AVERAGE ORIGINAL TERM:                    360   months             240  months             360 months
WEIGHTED AVERAGE REMAINING TERM:                   359   months             240  months             360 months
WEIGHTED AVERAGE SEASONING:                        0     months               0  months               6 months

WEIGHTED AVERAGE NEXT RATE RESET:                  120   months             114  months             120 months
WEIGHTED AVERAGE RATE ADJ FREQ:                    12    months              12  months              12 months
WEIGHTED AVERAGE FIRST RATE ADJ FREQ:              120   months             120  months             120 months

TOP STATE CONCENTRATIONS ($):             51.01 %  California, 7.85 %  Illinois6.02 %  Massachusetts
MAXIMUM ZIP CODE CONCENTRATION ($):       1.31 %   60521 (  Hinsdale, IL)

FIRST PAY DATE:                                                        Dec  01, 2002             Jun 01, 2003
RATE CHANGE DATE:                                                      Nov  01, 2012             May 01, 2013
MATURE DATE:                                                           May  01, 2023             May 01, 2033

                          [RBS GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
   Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                      NUMBER OF            OUTSTANDING AS OF   OUTSTANDING AS OF
INDEX:                MORTGAGE LOANS       THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
1 YR CMT                 539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------
TOTAL                    539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                      NUMBER OF            OUTSTANDING AS OF   OUTSTANDING AS OF
PRODUCT:              MORTGAGE LOANS       THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
10/1 CMT                 539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------
TOTAL                    539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                      NUMBER OF            OUTSTANDING AS OF   OUTSTANDING AS OF
DELINQUENCY:          MORTGAGE LOANS       THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
Current                  539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------
TOTAL                    539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                          NUMBER OF        OUTSTANDING AS OF   OUTSTANDING AS OF
CURRENT BALANCE ($):      MORTGAGE LOANS   THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
160,000.00 -  200,000.00        2                 $333,000.00          0.12
200,000.01 -  300,000.00       13                3,282,881.79          1.14
300,000.01 -  400,000.00      120               43,655,775.25         15.16
400,000.01 -  500,000.00      165               74,985,910.67         26.03
500,000.01 -  600,000.00       77               42,086,645.76         14.61
600,000.01 -  700,000.00       77               49,244,257.04         17.10
700,000.01 -  800,000.00       33               24,865,523.53          8.63
800,000.01 -  900,000.00       13               11,073,009.20          3.84
900,000.01 -1,000,000.00       39               38,502,644.45         13.37
--------------------------------------------------------------------------------
TOTAL                         539             $288,029,647.69       100.00
--------------------------------------------------------------------------------


                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                          NUMBER OF        OUTSTANDING AS OF   OUTSTANDING AS OF
LOAN RATE (%):            MORTGAGE LOANS   THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
4.375 - 4.500                   1             $800,000.00           0.28
4.501 - 5.000                  69           36,329,720.57          12.61
5.001 - 5.500                 358          195,225,843.50          67.78
5.501 - 6.000                 110           54,986,105.81          19.09
6.001 - 6.125                   1              687,977.81           0.24
--------------------------------------------------------------------------------
TOTAL                         539         $288,029,647.69         100.00
--------------------------------------------------------------------------------


                          [RBS GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
   Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                      NUMBER OF            OUTSTANDING AS OF   OUTSTANDING AS OF
GROSS MARGIN (%):     MORTGAGE LOANS       THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
2.750                    539                 $288,029,647.69         100.00
--------------------------------------------------------------------------------
TOTAL                    539                 $288,029,647.69         100.00
--------------------------------------------------------------------------------



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                        NUMBER OF          OUTSTANDING AS OF   OUTSTANDING AS OF
MAXIMUM LOAN RATE (%):  MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
9.375 - 9.500              1                 $    800,000.00           0.28
9.501 - 10.000            69                   36,329,720.57          12.61
10.001 - 10.500          358                  195,225,843.50          67.78
10.501 - 11.000          110                   54,986,105.81          19.09
11.001 - 11.125            1                      687,977.81           0.24
--------------------------------------------------------------------------------
TOTAL                    539                 $288,029,647.69         100.00
--------------------------------------------------------------------------------



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                        NUMBER OF          OUTSTANDING AS OF   OUTSTANDING AS OF
FIRST RATE CAP (%):     MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
               5.000     539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------
TOTAL                    539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                        NUMBER OF          OUTSTANDING AS OF   OUTSTANDING AS OF
PERIODIC RATE CAP (%):  MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
               2.000     539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------
TOTAL                    539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                        NUMBER OF          OUTSTANDING AS OF   OUTSTANDING AS OF
ORIGINAL TERM:          MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
240                        1             $        515,000.00           0.18
360                      538                  287,514,647.69          99.82
--------------------------------------------------------------------------------
TOTAL                    539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                        NUMBER OF          OUTSTANDING AS OF   OUTSTANDING AS OF
REMAINING   TERM:       MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
240  240 - 240                1                $515,000.00           0.18
349  349 - 354                1                 710,250.22           0.25
355  355 - 360              537             286,804,397.47          99.57
--------------------------------------------------------------------------------
TOTAL                       539            $288,029,647.69         100.00
--------------------------------------------------------------------------------


                          [RBS GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
   Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                      NUMBER OF            OUTSTANDING AS OF   OUTSTANDING AS OF
RATE CHANGE DATE:     MORTGAGE LOANS       THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
11/01/12                   1                 $    710,250.22           0.25
12/01/12                   3                    2,596,455.39           0.90
01/01/13                   1                      496,353.24           0.17
02/01/13                   1                      687,977.81           0.24
03/01/13                   9                    3,717,401.53           1.29
04/01/13                 123                   66,145,738.02          22.96
05/01/13                 401                  213,675,471.48          74.19
--------------------------------------------------------------------------------
TOTAL                    539                 $288,029,647.69         100.00
--------------------------------------------------------------------------------



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                      NUMBER OF            OUTSTANDING AS OF   OUTSTANDING AS OF
ORIGINAL LTV (%):     MORTGAGE LOANS       THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
18.62 - 20.00              2                 $    900,000.00           0.31
20.01 - 25.00              3                    1,364,000.00           0.47
25.01 - 30.00              4                    1,546,486.85           0.54
30.01 - 35.00             14                    7,804,320.28           2.71
35.01 - 40.00             25                   15,270,413.03           5.30
40.01 - 45.00             25                   14,470,927.17           5.02
45.01 - 50.00             43                   26,820,860.08           9.31
50.01 - 55.00             39                   23,134,195.70           8.03
55.01 - 60.00             42                   22,849,346.24           7.93
60.01 - 65.00             67                   35,921,048.15          12.47
65.01 - 70.00            111                   58,661,886.22          20.37
70.01 - 75.00             35                   17,547,435.67           6.09
75.01 - 80.00            129                   61,738,728.30          21.43
--------------------------------------------------------------------------------
TOTAL                    539                 $288,029,647.69         100.00
--------------------------------------------------------------------------------



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                      NUMBER OF            OUTSTANDING AS OF   OUTSTANDING AS OF
CREDIT SCORE:         MORTGAGE LOANS       THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
553 - 600                  2             $        996,735.00           0.35
601 - 650                 20                    9,898,333.05           3.44
651 - 700                 80                   44,705,441.49          15.52
701 - 750                186                  102,673,894.31          35.65
751 - 800                227                  119,805,116.35          41.59
801 - 850                 23                    9,457,448.49           3.28
851 - 867                  1                      492,679.00           0.17
--------------------------------------------------------------------------------
TOTAL                    539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------



                          [RBS GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
   Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                      NUMBER OF            OUTSTANDING AS OF   OUTSTANDING AS OF
DOCUMENTATION:        MORTGAGE LOANS       THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
Full Documentation       260             $    142,823,008.41          49.59
Asset Only               171                   81,247,667.97          28.21
No Documentation          88                   52,299,724.37          18.16
Income Only               20                   11,659,246.94           4.05
--------------------------------------------------------------------------------
TOTAL                    539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                      NUMBER OF            OUTSTANDING AS OF   OUTSTANDING AS OF
OCCUPANCY:            MORTGAGE LOANS       THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
Primary                  522             $    279,216,640.11          96.94
Second Home               17                    8,813,007.58           3.06
--------------------------------------------------------------------------------
TOTAL                    539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                      NUMBER OF            OUTSTANDING AS OF   OUTSTANDING AS OF
PROPERTY TYPE:        MORTGAGE LOANS       THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
Single Family Detached   501             $    269,479,639.63          93.56
Condo Low-Rise            21                   10,204,324.07           3.54
Condo High-Rise            8                    4,164,200.00           1.45
PUD                        6                    2,337,483.99           0.81
2 Units                    3                    1,844,000.00           0.64
--------------------------------------------------------------------------------
TOTAL                    539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                      NUMBER OF            OUTSTANDING AS OF   OUTSTANDING AS OF
PURPOSE:              MORTGAGE LOANS       THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
Rate/Term Refinance      365             $    201,390,407.48          69.92
Purchase                 109                   54,925,216.99          19.07
Cash Out Refinance        65                   31,714,023.22          11.01
--------------------------------------------------------------------------------
TOTAL                    539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------


                          [RBS GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
   Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                      NUMBER OF            OUTSTANDING AS OF   OUTSTANDING AS OF
STATE:                MORTGAGE LOANS       THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
Arizona                    3             $      1,534,987.10           0.53
California               265                  146,914,592.22          51.01
Colorado                   8                    4,521,755.49           1.57
Connecticut                8                    4,016,000.00           1.39
District of Columbia       5                    3,041,008.52           1.06
Florida                   11                    5,765,359.97           2.00
Georgia                    9                    3,944,025.36           1.37
Idaho                      2                    1,350,000.00           0.47
Illinois                  37                   22,616,817.52           7.85
Indiana                    1                      334,400.00           0.12
Iowa                       2                      870,897.59           0.30
Kansas                     2                      845,078.64           0.29
Maryland                  16                    7,498,227.81           2.60
Massachusetts             34                   17,339,353.40           6.02
Michigan                   3                    1,565,771.28           0.54
Minnesota                 23                   11,333,290.28           3.93
Missouri                   5                    2,252,037.84           0.78
Nebraska                   1                      364,000.00           0.13
Nevada                     2                    1,162,877.59           0.40
New Jersey                25                   13,918,986.73           4.83
New York                   3                    2,067,832.69           0.72
North Carolina             7                    3,202,109.07           1.11
Ohio                       3                    1,622,500.00           0.56
Oregon                     1                      362,611.94           0.13
Pennsylvania               3                    1,897,557.62           0.66
South Carolina             2                    1,148,700.00           0.40
Texas                      9                    5,031,215.14           1.75
Utah                       2                      968,337.18           0.34
Virginia                  28                   12,620,612.63           4.38
Washington                13                    5,122,506.80           1.78
Wisconsin                  6                    2,796,197.28           0.97
--------------------------------------------------------------------------------
TOTAL                    539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------


                          [RBS GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
   Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
CA BREAKDOWN          NUMBER OF            OUTSTANDING AS OF   OUTSTANDING AS OF
(NORTH/SOUTH):        MORTGAGE LOANS       THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
CA-North                 117             $     66,174,939.05          22.98
CA-South                 148                   80,739,653.17          28.03
Outside CA               274                  141,115,055.47          48.99
--------------------------------------------------------------------------------
TOTAL                    539             $    288,029,647.69         100.00
--------------------------------------------------------------------------------



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
TOP 50 PROPERTY       NUMBER OF            OUTSTANDING AS OF   OUTSTANDING AS OF
ZIP CITY (CA):        MORTGAGE LOANS       THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
92067 RANCHO SANTA, CA     4             $      3,546,918.57           1.23
92130 SAN DIEGO, CA        7                    3,538,880.60           1.23
92677 LAGUNA NIGUE, CA     6                    3,367,019.81           1.17
91302 CALABASAS, CA        5                    3,115,689.15           1.08
92679 COTO DE CAZA, CA     5                    3,075,587.16           1.07
92660 DANA POINT, CA       4                    2,952,669.78           1.03
95014 CUPERTINO, CA        4                    2,849,330.00           0.99
94941 MILL VALLEY, CA      4                    2,765,987.96           0.96
94904 GREENBRAE, CA        4                    2,713,279.07           0.94
90274 ROLLING HILL, CA     3                    2,518,000.00           0.87
92651 LAGUNA BEACH, CA     4                    2,383,990.28           0.83
94507 ALAMO, CA            4                    2,349,000.00           0.82
90210 BEVERLY HILL, CA     3                    2,125,300.00           0.74
94563 ORINDA, CA           3                    2,122,000.00           0.74
94070 SAN CARLOS, CA       3                    2,041,600.00           0.71
94506 DANVILLE, CA         3                    1,950,978.38           0.68
94087 SUNNYVALE, CA        3                    1,814,313.61           0.63
94402 SAN MATEO, CA        2                    1,768,000.00           0.61
94550 LIVERMORE, CA        3                    1,628,000.00           0.57
95032 LOS GATOS, CA        3                    1,567,000.00           0.54
90272 PACIFIC PALI, CA     3                    1,545,358.98           0.54
94022 LOS ALTOS, CA        2                    1,505,000.00           0.52
91364 WOODLAND HIL, CA     3                    1,505,000.00           0.52
92075 SOLANA BEACH, CA     2                    1,490,500.00           0.52
94127 SAN FRANCISCO, CA    2                    1,449,495.76           0.50
95008 CAMPBELL, CA         3                    1,430,976.17           0.50

(Continued on next page)



                          [RBS GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
   Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                               % OF AGGREGATE
                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
TOP 50 PROPERTY       NUMBER OF            OUTSTANDING AS OF   OUTSTANDING AS OF
ZIP CITY (CA):        MORTGAGE LOANS       THE CUTOFF DATE     THE CUTOFF DATE
--------------------------------------------------------------------------------
92106 SAN DIEGO, CA        2             $      1,407,991.50           0.49
92663 NEWPORT BEACH, CA    2                    1,396,431.26           0.48
94526 DANVILLE, CA         2                    1,378,487.11           0.48
94583 SAN RAMON, CA        3                    1,329,962.49           0.46
95120 SAN JOSE, CA         2                    1,308,387.95           0.45
95124 SAN JOSE, CA         3                    1,287,550.99           0.45
90277 REDONDO BEAC, CA     3                    1,218,375.01           0.42
94062 REDWOOD CITY, CA     2                    1,205,942.65           0.42
91356 TARZANA, CA          2                    1,202,638.12           0.42
95135 SAN JOSE, CA         2                    1,186,700.00           0.41
94118 SAN FRANCISC, CA     2                    1,180,160.00           0.41
95131 SAN JOSE, CA         3                    1,171,083.21           0.41
91320 THOUSAND OAK, CA     2                    1,170,000.00           0.41
92024 ENCINITAS, CA        2                    1,134,000.00           0.39
92676 SILVERADO, CA        2                    1,073,305.11           0.37
94025 MENLO PARK, CA       2                    1,053,000.00           0.37
92675 SAN JUAN CAP, CA     2                    1,049,335.00           0.36
95003 APTOS, CA            1                    1,000,000.00           0.35
91006 ARCADIA, CA          1                    1,000,000.00           0.35
92118 CORONADO, CA         1                    1,000,000.00           0.35
94133 SAN FRANCISCO, CA    1                    1,000,000.00           0.35
94117 SAN FRANCISCO, CA    1                      994,852.10           0.35
92128 SAN DIEGO, CA        2                      992,000.00           0.34
91011 LA CANADA, CA        1                      988,890.67           0.34
--------------------------------------------------------------------------------
TOTAL                    138             $     86,848,968.45          30.15
--------------------------------------------------------------------------------



                          [RBS GREENWICH CAPITAL LOGO]

               WELLS FARGO MORTGAGE BACKED SECURITIES 2003-F TRUST

                             PRELIMINARY TERM SHEET

                          $[286,588,100] (APPROXIMATE)

                       Wells Fargo Asset Securities Corp.
                                     Seller

                Wells Fargo Bank Minnesota, National Association
                                 Master Servicer














                     GRAPHIC OMITTED RBS GREENWICH CAPITAL

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans conta ined in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


PRELIMINARY TERM SHEET                            DATE PREPARED:  MAY [12], 2003


                    WELLS FARGO MORTGAGE BACKED SECURITIES 2003-F TRUST
                 $[286,588,100] (APPROXIMATE, SUBJECT TO +/- 5% VARIANCE)

                               PUBLICLY OFFERED CERTIFICATES
                        ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS


        PRINCIPAL                                  INTEREST                     EXPECTED
        AMOUNT          WAL (YRS)  PMT WINDOW       RATE                         RATINGS
CLASS   (APPROX.)(1)    (MTHS) (2) (MTHS) (2)      TYPE(3)    TRANCHE TYPE      MOODY'S/S&P
-----   ------------    ---------------------      -------    ------------     ------------
A        $280,828,000       N/A           N/A        Variable   Senior            Aaa/AAA
R                $100       N/A           N/A        Fixed      Senior/Residual   Aaa/AAA
B1         $2,736,000    5.10/5.78    1-91/ 1-360    Variable   Subordinate       Aa2/AA
B2         $2,304,000    5.10/5.78    1-91/ 1-360    Variable   Subordinate       A2/A
B3           $720,000   5.10/ 5.78    1-91/ 1-360    Variable   Subordinate       Baa2/BBB
B4           $720,000                                           Subordinate       BB
B5           $288,000   Privately Offered Certificates          Subordinate       B
B6           $433,548                                           Subordinate       NR
TOTAL:   $288,029,648

(1) The Certificates (as described herein) represent interests in a pool of 10/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 5%.

(2) WAL and Payment Window for the Class A, Class B-1, Class B-2 and Class B-3 Certificates are shown to the earlier of the Optional Call Date or Weighted Average Roll Date (as described herein) and to maturity.

(3) For every Distribution Date, the interest rate for the Class A, Class B-1, Class B-2 and Class B-3 Certificates will be equal to the Net WAC of the Mortgage Loans.

                     GRAPHIC OMITTED RBS GREENWICH CAPITAL

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans conta ined in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


Seller:            Wells Fargo Asset Securities Corp. ("WFASC").

Master Servicer
Custodian:         Wells Fargo Bank Minnesota, National Association ("WFBM").

Sole Manager:      Greenwich Capital Markets, Inc.

Trustee:           Wachovia Bank, National Association.

Rating Agencies:   Moody's and S&P will rate the Certificates, except the Class
                   B-6 Certificates. The Class B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:      May 1, 2003.

Expected Pricing   On or about May [14], 2003.
Date:

Closing Date:      On or about May [29], 2003.

Distribution       The 25th of each month (or if such day is not a business day,
Date:              the next succeeding business day), commencing in June 2003.

Certificates:      The "Senior CERTIFICATES" will consist of the Class A (the
                   "CLASS A CERTIFICATES") and Class R Certificate. The Class
                   B-1, Class B-2 and Class B-3 Certificates will be referred to herein as the "SENIOR SUBORDINATE CERTIFICATES" and the Class
                   B-4, Class B-5, and Class B-6 Certificates will be referred to herein as the "JUNIOR SUBORDINATE CERTIFCATES," together with the Senior Subordinate Certificates, the "SUBORDINATE
                   CERTIFICATES." The Senior Certificates and the Subordinate
                   Certificates are collectively referred to herein as the "Certificates." The Senior Certificates and Senior
                   Subordinate Certificates (the "OFFERED CERTIFICATES") are being offered publicly.

Accrued            The Offered Certificates will settle with accrued interest.
Interest:          The price to be paid by investors for The Offered
                   Certificates will include accrued interest from the Cut-off
                   Date up to, but not including, the Closing Date ([28] days).

Interest Accrual   The interest accrual period with respect to the Offered
Period:            Certificates for a given Distribution Date will be the
                   calendar month preceding the month in which such Distribution
                   Date occurs (on a 30/360 basis).

Registration:      The Offered Certificates will be made available in book-entry form through DTC. It is anticipated that the Offered
                   Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax        It is anticipated that the Offered Certificates will be
Treatment:         treated as REMIC regular interests for federal tax income
                   purposes. The Class R Certificate will be treated as a REMIC residual interest for tax purposes.


                                                                               3
                     GRAPHIC OMITTED RBS GREENWICH CAPITAL

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans conta ined in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

ERISA              The Offered Certificates are expected to be ERISA eligible.
Eligibility:       Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:   The Senior Certificates and Class B-1 Certificates are
                   expected to constitute "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3 Certificates
                   WILL NOT constitute "mortgage related securities" for purposes of SMMEA.

Optional           The terms of the transaction allow for a termination of the
Termination:       Offered Certificates, which may be exercised once the
                   aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "OPTIONAL CALL
                   DATE").

Weighted Average
Roll Date:         The Distribution Date in May 2013.

Pricing
Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Mortgage Loans:    As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately
                   $[288,029,648] (the "Mortgage Loans"). The Mortgage Loans are nonconvertible, adjustable rate One-Year CMT indexed mortgage loans with initial rate adjustments occurring approximately
                   120 months after the date of origination of each mortgage loan (" 10/ 1 ARM"). Each Mortgage Loan has an original term to maturity ranging from 20 to 30 years. None of the Mortgage
                   Loans (see attached preliminary collateral summary) are scheduled to pay interest only for a specified period of time. Each Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over their 20 or 30 year terms.
                   The Mortgage Loans are secured by first liens on one-to four-family residential properties. See the attached preliminary collateral information.

                   ON THE CLOSING DATE, THE AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE IS EXPECTED TO BE APPROXIMATELY $[288,029,648], SUBJECT TO AN INCREASE OR DECREASE OF UP TO 5%. IT IS EXPECTED THAT THE CHARACTERISTICS OF THE MORTGAGE LOANS ON THE CLOSING DATE WILL BE SUBSTANTIALLY SIMILAR TO THE CHARACTERISTICS OF THE MORTGAGE LOANS DESCRIBED HEREIN. THE INITIAL PRINCIPAL BALANCE OF ANY OF THE OFFERED CERTIFICATES ON THE CLOSING DATE IS SUBJECT TO A DECREASE OF UP TO 5% FROM AMOUNTS SHOWN ON THE FRONT COVER HEREOF.

                     GRAPHIC OMITTED RBS GREENWICH CAPITAL

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans conta ined in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


Credit            Senior/subordinate, shifting interest structure. The credit
Enhancement:      enhancement information shown below is subject to final rating agency approval. Credit enhancement for the Senior
                  Certificates will consist of the subordination of the Class B-
                  1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                  Certificates, initially [ 2.50]% total subordination. Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class
                  B-5 and Class B-6 Certificates, initially [1.55]% total subordination. Credit enhancement for the Class B-2
                  Certificates will consist of the subordination of the Class
                  B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [0.75]% total subordination. Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [0.50]% total subordination.

Shifting          Until the first Distribution Date occurring after May 2008,
Interest:         the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down To zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                  The prepayment percentages on Subordinate Certificates are as follows:

                                                     UNSCHEDULED PRINCIPAL
                     PERIODS                         PAYMENTS (%)
                     -------                         ---------------------
                    June 2003 - May 2008             0% Pro Rata Share
                    June 2008 - May 2009             30% Pro Rata Share
                    June 2009 - May 2010             40% Pro Rata Share
                    June 2010 - May 2011             60% Pro Rata Share
                    June 2011 - May 2012             80% Pro Rata Share
                    June 2012 and after              100% Pro Rata Share


                  Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement), unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in June 2006, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in June 2006, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                  Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off
                  Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.


                                                                               5
                     GRAPHIC OMITTED RBS GREENWICH CAPITAL

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans conta ined in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


Allocation of
Realized Losses:  Any realized losses, other than excess losses, on the Mortgage
                  Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the Senior Certificates until each class principal balance has been reduced to zero.

                  Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established By the rating agencies) will be allocated to the Certificates on a pro rata basis.

Certificates
Priority
of Distributions: Available funds from the Mortgage Loans will be distributed in the following order of priority:

                    1) Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;
                    2) Class R Certificate, principal, until its balance is reduced to zero;
                    3) Class A Certificates, principal allocable to such Class;
                    4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;
                    5) Class B-1 Certificates, principal allocable to such Class;
                    6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;
                    7) Class B-2 Certificates, principal allocable to such Class;
                    8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;
                    9) Class B-3 Certificates, principal allocable to such Class;
                    10) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;
                    11)  Class R Certificate, any remaining amount.

                     GRAPHIC OMITTED RBS GREENWICH CAPITAL

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and pr incipal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                     GRAPHIC OMITTED RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as an underwriter in connection with the proposed transaction.

                                YIELD TABLES (%)

CLASS B-1 TO THE EARLIER OF OPTIONAL CALL DATE OR WEIGHTED AVERAGE ROLL DATE
--------------------------------------------------------------------------------
COUPON             4.964%
--------------------------------------------------------------------------------
FLAT PRICE         10% CPR 15%  CPR   20% CPR  25% CPR  30% CPR  35% CPR   40% CPR
--------------------------------------------------------------------------------
101-29+            4.687     4.646    4.582    4.504    4.430    4.352     4.269
--------------------------------------------------------------------------------
WAL (YR)           8.67      7.50     6.20     5.10     4.36     3.79      3.32
MDUR (YR)          6.85      6.07     5.16     4.37     3.82     3.37      2.99
FIRST PRIN PAY     06/25/03  06/25/03 06/25/03 06/25/03 06/25/03 06/25/03  06/25/03
LAST PRIN PAY      05/25/13  05/25/13 11/25/12 12/25/10 07/25/09 07/25/08  10/25/07



CLASS B-2 TO THE EARLIER OF OPTIONAL CALL DATE OR WEIGHTED AVERAGE ROLL DATE
--------------------------------------------------------------------------------
COUPON             4.964%
--------------------------------------------------------------------------------
FLAT PRICE         10% CPR 15%  CPR   20% CPR  25% CPR  30% CPR  35% CPR   40% CPR
--------------------------------------------------------------------------------
100-19             4.879     4.862    4.836    4.804    4.773    4.741     4.707
--------------------------------------------------------------------------------
WAL (YR)           8.67      7.50     6.20     5.10     4.36     3.79      3.32
MDUR (YR)          6.82      6.04     5.13     4.35     3.80     3.35      2.98
FIRST PRIN PAY     06/25/03  06/25/03 06/25/03 06/25/03 06/25/03 06/25/03  06/25/03
LAST PRIN PAY      05/25/13  05/25/13 11/25/12 12/25/10 07/25/09 07/25/08  10/25/07


CLASS B-3 TO THE EARLIER OF OPTIONAL CALL DATE OR WEIGHTED AVERAGE ROLL DATE
--------------------------------------------------------------------------------
COUPON             4.964%
--------------------------------------------------------------------------------
FLAT PRICE         10% CPR 15%   CPR  20% CPR  25% CPR  30% CPR  35% CPR   40% CPR
--------------------------------------------------------------------------------
99-16              5.038     5.042    5.049    5.055    5.060    5.066     5.073
--------------------------------------------------------------------------------
WAL (YR)           8.67      7.50     6.20     5.10     4.36     3.79      3.32
MDUR (YR)          6.80      6.02     5.11     4.34     3.79     3.34      2.97
FIRST PRIN PAY     06/25/03  06/25/03 06/25/03 06/25/03 06/25/03 06/25/03  06/25/03
LAST PRIN PAY      05/25/13  05/25/13 11/25/12 12/25/10 07/25/09 07/25/08  10/25/07


    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans conta ined in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                               WELLS FARGO MORTGAGE BACKED SECURITIES
                                            2003-F TRUST
                          20 THROUGH 30 YEAR 10/1 HYBRID ARM MORTGAGE LOANS
                        PRELIMINARY COLLATERAL INFORMATION AS OF MAY 1, 2003


TOTAL CURRENT BALANCE:            $288,029,647.69
NUMBER OF LOANS:                              539

                                                              MINIMUM          MAXIMUM
                                                              -------          -------
AVERAGE CURRENT BALANCE:          $534,377.83                $160,000.00          $1,000,000.00
AVERAGE ORIGINAL BALANCE:         $534,582.63                $160,000.00          $1,000,000.00

WEIGHTED AVERAGE LOAN RATE:             5.349%                     4.375%                 6.125%
WEIGHTED AVERAGE GROSS MARGIN:          2.750%                     2.750%                 2.750%
WEIGHTED AVERAGE MAXIMUM LOAN          10.349%                     9.375%                11.125%
RATE:
WEIGHTED AVERAGE PERIODIC RATE          2.000%                     2.000%                 2.000%
CAP:
WEIGHTED AVERAGE FIRST RATE CAP:        5.000%                     5.000%                 5.000%
WEIGHTED AVERAGE ORIGINAL LTV:          61.75%                     18.62%                 80.00%
WEIGHTED AVERAGE CREDIT SCORE:            739                        553                    867
WEIGHTED AVERAGE ORIGINAL TERM:           360 months                 240 months             360 months
WEIGHTED AVERAGE REMAINING TERM:          359 months                 240 months             360 months
WEIGHTED AVERAGE SEASONING:                 0 months                   0 months               6 months
WEIGHTED AVERAGE NEXT RATE RESET:         120 months                 114 months             120 months
WEIGHTED AVERAGE RATE ADJ FREQ:            12 months                  12 months              12 months
WEIGHTED AVERAGE FIRST RATE ADJ           120 months                 120 months             120 months
FREQ:

TOP STATE CONCENTRATIONS ($):           51.01 % California, 7.85 % Illinois, 6.02 % Massachusetts
MAXIMUM ZIP CODE CONCENTRATION ($):     1.31 % 60521 (Hinsdale, IL)

FIRST PAY DATE:                                           Dec 01, 2002         Jun 01, 2003
RATE CHANGE DATE:                                         Nov 01, 2012         May 01, 2013
MATURE DATE:                                              May 01, 2023         May 01, 2033

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans conta ined in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
INDEX:                                                        MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
1 YR CMT                                                                 539          $288,029,647.69             100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
PRODUCT:                                                      MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
10/1 CMT                                                                 539          $288,029,647.69             100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================


                                                                                                          % OF AGGREGATE
                                                                                     PRINCIPAL BALANCE PRINCIPAL BALANCE
                                                                   NUMBER OF         OUTSTANDING AS OF OUTSTANDING AS OF
DELINQUENCY:                                                  MORTGAGE LOANS           THE CUTOFF DATE   THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
Current                                                                  539           $288,029,647.69            100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539           $288,029,647.69            100.00
==========================================================================================================================


                                                                                                          % OF AGGREGATE
                                                                                     PRINCIPAL BALANCE PRINCIPAL BALANCE
                                                                   NUMBER OF         OUTSTANDING AS OF OUTSTANDING AS OF
CURRENT BALANCE  ($):                                         MORTGAGE LOANS           THE CUTOFF DATE   THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
160,000.00  - 200,000.00                                                   2               $333,000.00              0.12
200,000.01  - 300,000.00                                                  13              3,282,881.79              1.14
300,000.01  - 400,000.00                                                 120             43,655,775.25             15.16
400,000.01  - 500,000.00                                                 165             74,985,910.67             26.03
500,000.01  - 600,000.00                                                  77             42,086,645.76             14.61
600,000.01  - 700,000.00                                                  77             49,244,257.04             17.10
700,000.01  - 800,000.00                                                  33             24,865,523.53              8.63
800,000.01  - 900,000.00                                                  13             11,073,009.20              3.84
900,000.01  - 1,000,000.00                                                39             38,502,644.45             13.37
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539           $288,029,647.69            100.00
==========================================================================================================================


                                                                                                          % OF AGGREGATE
                                                                                     PRINCIPAL BALANCE PRINCIPAL BALANCE
                                                                   NUMBER OF         OUTSTANDING AS OF OUTSTANDING AS OF
LOAN RATE (%):                                                MORTGAGE LOANS           THE CUTOFF DATE   THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
4.375 - 4.500                                                              1               $800,000.00              0.28
4.501 - 5.000                                                             69             36,329,720.57             12.61
5.001 - 5.500                                                            358            195,225,843.50             67.78
5.501 - 6.000                                                            110             54,986,105.81             19.09
6.001 - 6.125                                                              1                687,977.81              0.24
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539           $288,029,647.69            100.00
==========================================================================================================================

                     GRAPHIC OMITTED RBS GREENWICH CAPITAL

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans conta ined in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
GROSS MARGIN (%):                                             MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
2.750                                                                    539          $288,029,647.69             100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
MAXIMUM LOAN RATE (%):                                        MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
9.375 - 9.500                                                              1              $800,000.00               0.28
9.501 - 10.000                                                            69            36,329,720.57              12.61
10.001 - 10.500                                                          358           195,225,843.50              67.78
10.501 - 11.000                                                          110            54,986,105.81              19.09
11.001 - 11.125                                                            1               687,977.81               0.24
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
FIRST RATE CAP (%):                                           MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
5.000                                                                    539          $288,029,647.69             100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
PERIODIC RATE CAP (%):                                        MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
2.000                                                                    539          $288,029,647.69             100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
ORIGINAL TERM:                                                MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
240                                                                        1              $515,000.00               0.18
360                                                                      538           287,514,647.69              99.82
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
REMAINING TERM:                                               MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
240 - 240                                                                  1              $515,000.00               0.18
349 - 354                                                                  1               710,250.22               0.25
355 - 360                                                                537           286,804,397.47              99.57
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================

                     GRAPHIC OMITTED RBS GREENWICH CAPITAL

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans conta ined in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
RATE CHANGE DATE:                                             MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
11/01/12                                                                   1              $710,250.22               0.25
12/01/12                                                                   3             2,596,455.39               0.90
01/01/13                                                                   1               496,353.24               0.17
02/01/13                                                                   1               687,977.81               0.24
03/01/13                                                                   9             3,717,401.53               1.29
04/01/13                                                                 123            66,145,738.02              22.96
05/01/13                                                                 401           213,675,471.48              74.19
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
ORIGINAL LTV (%):                                             MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
18.62 - 20.00                                                              2              $900,000.00               0.31
20.01 - 25.00                                                              3             1,364,000.00               0.47
25.01 - 30.00                                                              4             1,546,486.85               0.54
30.01 - 35.00                                                             14             7,804,320.28               2.71
35.01 - 40.00                                                             25            15,270,413.03               5.30
40.01 - 45.00                                                             25            14,470,927.17               5.02
45.01 - 50.00                                                             43            26,820,860.08               9.31
50.01 - 55.00                                                             39            23,134,195.70               8.03
55.01 - 60.00                                                             42            22,849,346.24               7.93
60.01 - 65.00                                                             67            35,921,048.15              12.47
65.01 - 70.00                                                            111            58,661,886.22              20.37
70.01 - 75.00                                                             35            17,547,435.67               6.09
75.01 - 80.00                                                            129            61,738,728.30              21.43
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
CREDIT SCORE:                                                 MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
553 - 600                                                                  2              $996,735.00               0.35
601 - 650                                                                 20             9,898,333.05               3.44
651 - 700                                                                 80            44,705,441.49              15.52
701 - 750                                                                186           102,673,894.31              35.65
751 - 800                                                                227           119,805,116.35              41.59
801 - 850                                                                 23             9,457,448.49               3.28
851 - 867                                                                  1               492,679.00               0.17
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================

                     GRAPHIC OMITTED RBS GREENWICH CAPITAL

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans conta ined in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
DOCUMENTATION:                                                MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                                                       260          $142,823,008.41              49.59
Asset Only                                                               171            81,247,667.97              28.21
No Documentation                                                          88            52,299,724.37              18.16
Income Only                                                               20            11,659,246.94               4.05
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
OCCUPANCY:                                                    MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
Primary                                                                  522          $279,216,640.11              96.94
Second Home                                                               17             8,813,007.58               3.06
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
PROPERTY TYPE:                                                MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
Single Family Detached                                                   501          $269,479,639.63              93.56
Condo Low-Rise                                                            21            10,204,324.07               3.54
Condo High-Rise                                                            8             4,164,200.00               1.45
PUD                                                                        6             2,337,483.99               0.81
2 Units                                                                    3             1,844,000.00               0.64
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
PURPOSE:                                                      MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
Rate/Term Refinance                                                      365          $201,390,407.48              69.92
Purchase                                                                 109            54,925,216.99              19.07
Cash Out Refinance                                                        65            31,714,023.22              11.01
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================

                     GRAPHIC OMITTED RBS GREENWICH CAPITAL

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans conta ined in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
STATE:                                                        MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
Arizona                                                                    3            $1,534,987.10               0.53
California                                                               265           146,914,592.22              51.01
Colorado                                                                   8             4,521,755.49               1.57
Connecticut                                                                8             4,016,000.00               1.39
District of Columbia                                                       5             3,041,008.52               1.06
Florida                                                                   11             5,765,359.97               2.00
Georgia                                                                    9             3,944,025.36               1.37
Idaho                                                                      2             1,350,000.00               0.47
Illinois                                                                  37            22,616,817.52               7.85
Indiana                                                                    1               334,400.00               0.12
Iowa                                                                       2               870,897.59               0.30
Kansas                                                                     2               845,078.64               0.29
Maryland                                                                  16             7,498,227.81               2.60
Massachusetts                                                             34            17,339,353.40               6.02
Michigan                                                                   3             1,565,771.28               0.54
Minnesota                                                                 23            11,333,290.28               3.93
Missouri                                                                   5             2,252,037.84               0.78
Nebraska                                                                   1               364,000.00               0.13
Nevada                                                                     2             1,162,877.59               0.40
New Jersey                                                                25            13,918,986.73               4.83
New York                                                                   3             2,067,832.69               0.72
North Carolina                                                             7             3,202,109.07               1.11
Ohio                                                                       3             1,622,500.00               0.56
Oregon                                                                     1               362,611.94               0.13
Pennsylvania                                                               3             1,897,557.62               0.66
South Carolina                                                             2             1,148,700.00               0.40
Texas                                                                      9             5,031,215.14               1.75
Utah                                                                       2               968,337.18               0.34
Virginia                                                                  28            12,620,612.63               4.38
Washington                                                                13             5,122,506.80               1.78
Wisconsin                                                                  6             2,796,197.28               0.97
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================

                     GRAPHIC OMITTED RBS GREENWICH CAPITAL

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans conta ined in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                   NUMBER OF        OUTSTANDING AS OF  OUTSTANDING AS OF
CA BREAKDOWN (NORTH/SOUTH):                                   MORTGAGE LOANS          THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
CA-North                                                                 117           $66,174,939.05              22.98
CA-South                                                                 148            80,739,653.17              28.03
Outside CA                                                               274           141,115,055.47              48.99
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                    539          $288,029,647.69             100.00
==========================================================================================================================


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                    NUMBER OF       OUTSTANDING AS OF  OUTSTANDING AS OF
TOP 50 PROPERTY ZIP CITY (CA):                                 MORTGAGE LOANS         THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
92067 RANCHO SANTA, CA                                                      4           $3,546,918.57               1.23
92130 SAN DIEGO, CA                                                         7            3,538,880.60               1.23
92677 LAGUNA NIGUE, CA                                                      6            3,367,019.81               1.17
91302 CALABASAS, CA                                                         5            3,115,689.15               1.08
92679 COTO DE CAZA, CA                                                      5            3,075,587.16               1.07
92660 DANA POINT, CA                                                        4            2,952,669.78               1.03
95014 CUPERTINO, CA                                                         4            2,849,330.00               0.99
94941 MILL VALLEY, CA                                                       4            2,765,987.96               0.96
94904 GREENBRAE, CA                                                         4            2,713,279.07               0.94
90274 ROLLING HILL, CA                                                      3            2,518,000.00               0.87
92651 LAGUNA BEACH, CA                                                      4            2,383,990.28               0.83
94507 ALAMO, CA                                                             4            2,349,000.00               0.82
90210 BEVERLY HILL, CA                                                      3            2,125,300.00               0.74
94563 ORINDA, CA                                                            3            2,122,000.00               0.74
94070 SAN CARLOS, CA                                                        3            2,041,600.00               0.71
94506 DANVILLE, CA                                                          3            1,950,978.38               0.68
94087 SUNNYVALE, CA                                                         3            1,814,313.61               0.63
94402 SAN MATEO, CA                                                         2            1,768,000.00               0.61
94550 LIVERMORE, CA                                                         3            1,628,000.00               0.57
95032 LOS GATOS, CA                                                         3            1,567,000.00               0.54
90272 PACIFIC PALI, CA                                                      3            1,545,358.98               0.54
94022 LOS ALTOS, CA                                                         2            1,505,000.00               0.52
91364 WOODLAND HIL, CA                                                      3            1,505,000.00               0.52
92075 SOLANA BEACH, CA                                                      2            1,490,500.00               0.52
94127 SAN FRANCISCO, CA                                                     2            1,449,495.76               0.50
95008 CAMPBELL, CA                                                          3            1,430,976.17               0.50


(Continued on next page)

                     GRAPHIC OMITTED RBS GREENWICH CAPITAL

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans conta ined in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                          % OF AGGREGATE
                                                                                    PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                                                    NUMBER OF       OUTSTANDING AS OF  OUTSTANDING AS OF
TOP 50 PROPERTY ZIP CITY (CA):                                 MORTGAGE LOANS         THE CUTOFF DATE    THE CUTOFF DATE
--------------------------------------------------------------------------------------------------------------------------
92106 SAN DIEGO, CA                                                         2           $1,407,991.50               0.49
92663 NEWPORT BEACH, CA                                                     2            1,396,431.26               0.48
94526 DANVILLE, CA                                                          2            1,378,487.11               0.48
94583 SAN RAMON, CA                                                         3            1,329,962.49               0.46
95120 SAN JOSE, CA                                                          2            1,308,387.95               0.45
95124 SAN JOSE, CA                                                          3            1,287,550.99               0.45
90277 REDONDO BEAC, CA                                                      3            1,218,375.01               0.42
94062 REDWOOD CITY, CA                                                      2            1,205,942.65               0.42
91356 TARZANA, CA                                                           2            1,202,638.12               0.42
95135 SAN JOSE, CA                                                          2            1,186,700.00               0.41
94118 SAN FRANCISC, CA                                                      2            1,180,160.00               0.41
95131 SAN JOSE, CA                                                          3            1,171,083.21               0.41
91320 THOUSAND OAK, CA                                                      2            1,170,000.00               0.41
92024 ENCINITAS, CA                                                         2            1,134,000.00               0.39
92676 SILVERADO, CA                                                         2            1,073,305.11               0.37
94025 MENLO PARK, CA                                                        2            1,053,000.00               0.37
92675 SAN JUAN CAP, CA                                                      2            1,049,335.00               0.36
95003 APTOS, CA                                                             1            1,000,000.00               0.35
91006 ARCADIA, CA                                                           1            1,000,000.00               0.35
92118 CORONADO, CA                                                          1            1,000,000.00               0.35
94133 SAN FRANCISCO, CA                                                     1            1,000,000.00               0.35
94117 SAN FRANCISCO, CA                                                     1              994,852.10               0.35
92128 SAN DIEGO, CA                                                         2              992,000.00               0.34
91011 LA CANADA, CA                                                         1              988,890.67               0.34
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                     138          $86,848,968.45              30.15
==========================================================================================================================

                     GRAPHIC OMITTED RBS GREENWICH CAPITAL